EXHIBIT 10.12
                          IPVoice Communications, Inc.
                    TruePartner Master Distributor Agreement

This Marketing Agreement (Agreement) is entered into this 21st day of May, 1999, between IPVoice Communications, Inc., a Nevada Corporation, known as ("IPVC") and Firstnet Telephony Ltd., of 40-44 Church Street, Reigate, Surrey, RH2 0AJ, United Kingdom, the
TruePartner Master Distributor, known as (TPMD).

1.   Exclusive Territory

IPVC  grants to TPMD the  exclusive  right to  market,  advertise  and sell IPVC network and equipment (TrueConnect Gateways) or TrueWeb access (Services) as defined in Appendix A and A-2 for wholesale TrueConnect Gateway pricing. TPMD shall also have first right of refusal for all (/s/ RO, /s/ BW) other area in the UK over and above London ^ (Greater London & and Manchester /s/ RO, /s/ BW) with the exclusive right to market, advertise and sell Services to be offered through IPVC in the future, the compensation for such activities to be set by agreement of the parties when such services are made available. It is acknowledged that although TPMD is granted a right to market Services within the Territory as Master Distributor of IPVC, TPMD may also market the Service in the Territory using other agents. The identical terms and conditions of this agreement will apply to agents or partners of TPMD.

2.   Equipment Testing Period (Beta) Terms and Conditions

Gateways
A period of thirty (30) days from time of installation is set aside for the customer to test TrueConnect Gateway features and functions that were sold at the time of Beta installation. During this period of time customer and TPMD agree to work and consult with IPVC staff on any questions, concerns or issues that might arise to ensure that the TrueConnect Gateways meet or exceed Customer's reasonable performance requirements. Should the TrueConnect Gateways not meet TPMD's requirements and should IPVC be unable to correct the problem, the customer shall be allowed to return the Gateway (at the expense of TPMD) to IPVC and IPVC will refund customer's Posted Letter of Credit less a 10% restocking fee. Furthermore should the TrueConnect Gateway fail to be reasonably acceptable under the Beta test requirements (setforth in that document) the customer agreement shall be null and void.

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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement




Should TrueConnect Gateways perform and pass Beta Test requirements, IPVC shall have the right to draw against the entire Letter of Credit and apply it as payment in full for the tested Gateway(s) on the Customer's site. Customer further agrees that all TrueConnect Gateways must be paid for in full prior to shipping and installation.

Voice Quality
IPVC does not guarantee voice quality to the customer because it is not a function of the Gateway itself but the capabilities of the chosen Internet Provider in that area. Should customer not have access to IPVC recommended Site and Internet requirements, IPVC agrees to work with customer on alternative routes, providers and carriers.

     A.   TPMD's Obligations

     TPMD shall work diligently with IPVC staff during the installation and testing period to ensure that the Services are sold within the Territory as described. TPMD has the authority to hire Technicians or employees to comply with its obligations. TPMD shall have approved technical, installation and user manuals and Beta Testing reports and is responsible for having materials translated into the major languages spoken within the Territory. TPMD's agents or partners will comply with the terms and limitations of this Agreement. IPVC shall have the right to require TPMD's agents and partners to sign an Addendum to this Agreement to that effect. TPMD shall diligently promote the Services within the Territory. TPMD has the authority to hire agents or employees on its own behalf and not on behalf of IPVC to comply with TPMD's obligations under this Agreement. TPMD shall have approved promotional materials translated into the major languages spoken within the Territory. TPMD's agents or partners will comply with the terms and limitations of this Agreement.


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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement



     B.   IPVC's Obligations

     An IPVC technical representative will travel to TPMD's location to install a Gateway and to train TPMD's staff on the use of TrueConnect. IPVC will supply TPMD and customer with what reporting will be required during the testing period. IPVC will pay the cost of travel and lodging for the IPVC technical personnel for a maximum of two- (2) travel days and a five- (5) business day stay. Should the customer desire that the IPVC technical person stay longer, the additional expenses will be billed to the customer unless otherwise approved by IPVC in advance.

     IPVC will make best effort to provide continuous and uninterrupted access to MultiCom so that TPMD can fulfill its obligations to its customers. TPMD understands and agrees that continuous an uninterrupted access is not always controlled by IPVC and because of this IPVC can not guarantee that the TPMD service (s) will be continuous and uninterrupted.

3.   Compensation

In consideration for marketing, advertising and selling the Services as set forth above, TPMD shall be entitled to purchase Services at a wholesale rate as set forth in Appendix B.

4.   Billing and Collecting

A. Collecting will be prepaid based on estimated usage. Licensing fees will be with terms of Net 30 days. IPVC must accept TPMD's prior credit approval before credit approval is extended to the customer. TPMD shall be required to post a Letter of Credit with IPVC on behalf of the customer, or the customer shall post a Letter of Credit directly with IPVC for the full purchase price including shipping and handling of the TrueConnect Gateway prior to shipping and installation.


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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement



A. IPVC will, at the end of a thirty-day period, provide TPMD with a detailed invoice. IPVC will also forward to TPMD a complete listing of all revenues credited to TPMD with the associated calculation of TPMD's commission. In no event will the commission be held by IPVC for longer than thirty (30) days after either the twoweek or month-ending account receivable cycle.

A.   Lock Box may be used in place of LOC or pre-paid.

5.   Letter of Credit

TPMD agrees to provide an Irrevocable Letter of Credit (LOC) from a mutually acceptable financial institution for one and one-half times the estimated monthly billing for those customers that IPVC will not extend credit to. The LOC shall be adjusted periodically using IPVC procedures to account for variations in the value of billings. In no case shall the LOC be less than one and one-half times the estimated monthly billing. The LOC shall state that if payment is not received by IPVC within 30 calendar days after billing. IPVC shall have the ability to draw against the LOC for the outstanding amount due IPVC.

6. Third Party Infringements

TPMD shall have the sole right, in its discretion, to initiate, prosecute or settle legal actions against any person infringing on any intellectual property rights to the Services within the Territory (except any settlement that would have the effect of denying to IPVC the benefits of this Agreement). Each party shall promptly notify the other of any actual or potential infringement, which becomes known to it. Should TPMD fail to take appropriate and diligent action with respect to any such infringement by a third person, in the sole and absolute discretion of IPVC, IPVC shall have the right to take such action, at its own expense and in its own name, and including the right to enforce and collect any judgment thereon. Each party shall cooperate (including appearance for testimony at trials and depositions) with the other party as such party may reasonably request with regard to any legal action brought by a party pursuant to this Section. The party requesting such

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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement



cooperation shall pay all out-of-pocket costs of the party providing such cooperation.

7.   Confidentiality

Neither party shall disclose any trade secrets (if it has been designated as such in writing at the time of its original disclosure by one party to the other) to persons other than those bound by the terms of this Agreement or persons who have executed Confidentiality Agreements which require such persons to maintain the confidentiality of such trade secrets to substantially the same extent as required by this Section. Nothing in the foregoing sentence shall prohibit disclosure of any information which is publicly known at or after the time of disclosure, which is already known to the recipient, or which is required to be disclosed by law.

8.   Agreement Not to Compete

A. TPMD agrees that during the period commencing on the date of this Agreement and continuing until the date two (2) years after this Agreement is terminated, it will not directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, investor, or financier or in any other individual or representative capacity, or otherwise, engage or participate in any business which directly or indirectly competes with the business of IPVC or any TPMD supplying services to IPVC within any country being serviced by IPVC or any TPMD supplying the service to IPVC at the time this Agreement is terminated. TPMD covenants that during the term referenced above, it will not, either for itself or for any other person or entity, except as may be required by the terms of this Agreement either directly or indirectly: (1) call on, solicit, take away or hire any customers, employees, principals, lessors, distributors or suppliers or other personnel or independent contractors, of IPVC or any TPMD supplying the Services to IPVC, (2) acquire or attempt to acquire rights for providing any product or services in competition with IPVC or any TPMD supplying the Services to IPVC, or (3) engage in any act which would interfere with or harm any business relationship with any customer, lessor, employee, principal or supplier of IPVC or any TPMD supplying the Services to IPVC.

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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement



     B. IPVC and TPMD agree that a breach of the covenants described in this Section will result in substantial damages to IPVC, which would be difficult, if not impossible to ascertain. TPMD agrees that in the event of such a breach or threatened breach, IPVC shall have the right to a Restraining Order and an Injunction, without bond or other security (all of which is waived) both temporary and permanent, enjoining and restraining any such breach or threatened breach. Such injunctive relief shall be in addition to any other remedy available to IPVC at law or in equity. Nothing in this Agreement shall be construed to prohibit or prevent IPVC from initiating an action or otherwise recovering any damages that may be sustained as a result of the breach or threatened breach by TPMD. TPMD also agrees that IPVC may pursue any remedy available to it, and the pursuit of any one such remedy at any time will not be deemed an election of remedies or waiver of right to pursue any other remedy.

     C. Should TPMD breach or violate any term of this Agreement at any time when monies are due and owing to it from IPVC, then all unpaid monies due TPMD shall be subject to offset by the amount of any damages incurred by IPVC, the amount of any attorney fees and other related expenses incurred by IPVC in enforcing this Agreement, and by the amount of any other claims IPVC may have against TPMD.

9.   No Relationship

The parties to this Agreement are independent contractors only and nothing in this Agreement shall be construed as establishing any agency, joint venture, partnership, fiduciary or other relationship between the parties. ()

10.  Warranty

Each party represents and warrants to the other that it has the power and authority to execute and deliver, and to perform its obligations under this Agreement, and that neither the execution or delivery of this Agreement nor the performance of its obligations hereunder will constitute a breach of the terms or provisions of any contract or violate any law or the rights of any third party.

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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement


11.  Term and Termination

The term of this Agreement will commence as of the date first above written and shall continue until the second anniversary of the date of its execution. This agreement will automatically renew for a period of one year after the anniversary date unless terminated by either party in writing 30 day prior to the anniversary date. If either TPMD or IPVC commits a material breach of any material provision of this Agreement, and such breach is not cured within ninety
(90) days after the date which notice of breach is provided to the breaching party in writing, the non-breaching party shall have the right to terminate this Agreement upon further thirty (30) day written notice.

12.  Governing Law

This Agreement shall be governed and construed in accordance with the laws of Florida, USA (excluding any conflicts with laws or rules) and each party submits to the jurisdiction of any state, county or federal court in the state of Florida, USA.

13. Entire Agreement

This Agreement sets forth the entire Agreement and supercedes any other understanding between the parties as to its subject matter and supersedes all other documents, verbal commitments or understandings made before conclusion of this Agreement, and none of the terms of this Agreement may be amended or modified except in writing signed by both parties.

14.  Assignment


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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement



This Agreement may not be assigned by either party without the prior written consent of the other party except that any party may assign this Agreement to any successor corporation (including the surviving corporation in any consolidation or merger) or assignee of all or substantially all of its business. In the event of such an assignment, the assigning party shall remain jointly and severally liable with the assignee for the full and timely performance by such assignee of the assigning party's obligations hereunder.

15.  Notices

Any notice, consent or approval required or permitted under this Agreement shall be in writing and shall be delivered to the following addresses (i) personally by hand (ii) by certified mail, postage prepaid with return receipt requested, or (iii) by fax confirmed by such certified mail:



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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement



If to TPMD:
                                    Firstnet Telephony Ltd.
                                    40-44 Church Street
                                    Reigate, Surrey RH2 0AJ
                                    E-mail address  Firstnt@aol.com
                                    Phone number:  011-44-1737-222271
                                    Fax number:  011-44-1737-223838

         If to:                     IPVoice Communications, Inc.
                                    5901 South Middlefield Road, Suite 100
                                    Littleton, Colorado 80123
                                    E-mail Address: info@ipvoice.net
                                    Phone Number: 303.738 1266
                                    Fax Number: 303.738 1295

All notices shall be deemed effective upon the date delivered by hand or sent by fax, or if mailed, as of the date which is five (5) days after the date of mailing. Either party may change its address for notice purposes by notifying the other party of such changes of address in accordance with the foregoing.

16.  Waivers

No waiver of any term or condition of this Agreement shall be valid except when made by an instrument in writing expressly waiving such term or condition signed by the waiving party. A waiver by any party of any term or condition of this Agreement in one instance shall not be deemed a waiver of such term or condition for any similar instance in the future or of any subsequent breach. All rights, remedies obligations and agreements contained in this Agreement shall be cumulative and not in limitation of any other remedy, right, obligation or agreement of any other party.

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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement


17.  Severability

If any part of this Agreement is contrary to, prohibited by or deemed invalid under the laws of any jurisdiction, such provision shall, as to such jurisdiction be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, without invalidation or affecting the validity or enforceability of such provision in any other jurisdiction.

18.  Specific Performance

The parties acknowledge that there may be no adequate remedy at law for any violation of sections of this Agreement, and that in addition to any other remedies which might be available, such Sections shall be specifically enforceable in accordance with their terms.

19.  Headings

Headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or construction under the provision of this Agreement.

20.  Voluntary Agreement

Each party warrants that before signing this Agreement such party has been fully advised of its contents and meaning, has had legal counsel explain the meaning and legal significance of each and every provision therein, and executes this Agreement freely and voluntarily with full knowledge and understanding of its contents.

21.  Cumulative Remedies

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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement


No remedies or election hereunder shall be deemed exclusive, but shall, whenever possible, be cumulative with all other remedies at law or in equity.

22.  Attorney Fees

In the event any action, proceeding or litigation, judicial or non-judicial, arises out of the subject matter of this Agreement the prevailing party shall be entitled to payment of all costs, expenses and attorney fees incurred.

23.  Successor/Assigns

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, personal representative and assigns. The parties each agree to take such further action and deliver such ancillary document as may be reasonable or necessary in order to carry out the terms and provision of this Agreement.

24.  Authority

Each individual executing this Agreement in a representative capacity warrants to the other party that such person has sufficient authority to bind the party on behalf of whom they are executing this document.

25.  Duplicate Originals

Any fully executed copy of this Agreement shall be deemed for all purposes as a duplicate original. All originals and duplicate must be signed before a notary or will be considered invalid.

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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement




26.  Intellectual Property and or Proprietary Rights

The Software. TPMD acknowledges that the Software is protected by trade mark and trade secret interests of IPVC and that TPMD has no rights to transfer or reproduce the TrueConnect Software, MultiCom Software or TrueConnect Gateway or prepare any derivative works with respect to or disclose confidential information pertaining to, the software or any part thereof. Under no circumstances shall TPMD be deemed to receive title to any portion of the Software, title to which at all times shall vest exclusively to IPVC. IPVC represents to TPMD that it owns and has the right and authority to grant TPMD the license granted herein to the Software without infringing the propriety rights of other. IPVC hereby agrees to indemnify TPMD against any claim of infringement relating to TrueConnect and MultiCom, provided that TPMD gives IPVC prompt notice of any such claim and agrees to immediately terminate any use alleged to be the basis of infringement.




EXECUTED by the parties effective as of the date first written above.

IPVoice Communications, Inc.

By:      /s/ Barbara S. Will
---------------------------------
Name:     Barbara S. Will
Title:    President and COO

State of    Coloado        )
County of   Jefferson      ) Ss.
Country of  USA            )


Subscribed and sworn to under oath before me on this 21st day of May, 1999.


 Lillian M. Vader
 Notary Public
 8601 Zuni #153, Denver CO 80221


My Commission Expires August 12, 1999

Firstnet Telephony Ltd.


By:  /s/ Robert Osborn
-------------------------
Name:
Title:   Managing Director


        of England                  )
County of Curry                     ) ss.
Country of United Kingdom           )


Subscribed and sworn to under oath before me on this 24th day of May, 1999.

  /s/ (illegible)
  Notary Public
  113-115 London Road Mitcham Surrey CR4 2TA_


My Commission  is for life

[Notary Seal]




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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement

                                   Appendix A
                             Exclusive of Territory


____ IPVoice   Communications  Inc.  and  TPMD  have  agreed  that  IPVC  grants exclusivity to TPMD in the following Territory. TPMD shall purchase the exclusive to market IPVC services in the chosen country. All originating traffic, regardless of who is responsible for the sale, will roll to TPMD revenue stream with exclusivity for the territory. The fee set forth will entitle TPMD to:

              -Exclusivity.
              -A Dedicated Sales and Service Contact.
              -On-site training for sales and service.
              -Training Manuals changes and updates, as they become available. -Updates on IPVC competitive advantage.
              -Market Overview and updates.
              -Detailed information on IPVC products and services.
              -Wholesale Pricing or Commission payments
              -Monthly Fees for use of IPVoice Software.
              -Billing and Collection guidelines.
              -Newsletter and future product development charts.
              -Technical Assistance.
              -Future product development changes.
              -Regular Agent and TruePartners meetings.
              -First right of refusal in other areas of the UK




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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement

                             Appendix A, (Continued)

The purchase of the exclusive territory will vary by country and market and has been determined as follows:

1.)  Exclusive Territory is granted to TPMD and is as follows:

                 Territory                          Signing Fee

        a)       London                             $10,000.00

        b)       Manchester                         $ 5,000.00
                 ----------                         -----------


This is for the right to market and advertise the services and to establish an office. As used in this Agreement, "Service" shall mean domestic, intra-country and international calling services offered through the date of this Agreement, specifically origination and termination in designated calling patterns, international and calling card. Agent shall also have the exclusive right to market, advertise, and sell the services to be offered through IPVC in the future, the compensation for such activities to be set by agreement of the parties as set forth in

IPVC will wave Signing Fee for TPMD if Contract is signed by both parties period to the May 31, 1999.

Appendix B.

     It is acknowledged that although TPMD is given (a) the right to market a geographic territory, and (b) Product and Services; as an Agent on behalf of IPVC, IPVC also grants authority to TPMD to market said Territory by using TPMD's own agents or direct sales staff.

TPMD Obligations under Exclusive Territory

     TPMD shall diligently promote the Service within the Territory. TPMD has the authority to hire agents or employees to comply with the obligations of this Agreement at the sole expense of TPMD. TPMD shall have IPVC pre-approved promotional materials that must be translated into the major languages spoken within the Territory at the sole cost of TPMD. TPMD's agents or partners will comply with the terms and limitations of this agreement and will sign documentation to that effect. TPMD is responsible for setting up an office, where customer calls can be answered, "IPVoice Communications (country name)," and that sales and service can be handled in a professional manner.

     TPMD understands and agrees that IPVC has the right, in its sole and absolute discretion, should the following quota not be met to terminate and/or change TPMD Country Exclusivity.


     Quota: A minimum of 1,000,000 ^ US dollars /s/ BW)per month as well as the purchase of no less the 10 TrueConnect Gateways per the above Exclusive Territories after a Twelve month ramp.


TPMD understands and agrees that Purchase price is due and payable at conclusion of the Beta Test period.

                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement

                                   Appendix B

                             TPMD Wholesale Pricing


This Appendix B, dated May 21, 1999, by and between IPVoice Communications, Inc. ("IPVC"), a Nevada Corporation, and Firstnet Telephony Ltd., TruePartner Master Distributor (TPMD), is attached to and made a part of the Agreement between IPVC and TPMD dated May 21, 1999 (the "Agreement").

As set forth in this Schedule hereto, payment for Services shall be determined by the destination and duration of the calls, and at the per minute rates listed in the following Schedules. IPVC in its sole discretion and upon five (5) days advance written notice, may change such rates as it deems necessary; unless such changes are required by law, order, rule or regulation, whereupon IPVC will promptly notify TPMD of such changes and notice shall not act as a condition precedent thereto. TPMD agrees to prepay for all services and understands that no equipment will be shipped prior to payment. An estimated monthly amount will be posted each month for usage and finally determined at the end of each billing cycle.

Equipment Descriptions listed in Appendices D and E

A.   TrueConnect Gateway Wholesale Pricing for Domestic and International

         Product Sold               Two or More                  One Gateway
TrueConnect Gateway
          Domestic (T/1)                                         $59,894.82
          International (E/1)      $55, 000.00                   $60,000.00

Added Gateways (Pricing does not include install or travel)
          Domestic                                               $44,894.82
          International                                          $48,000.00
         T-1 Cards                                               $ 6,500.00
         E-1 Cards                                               $ 6,700.00



B. TrueConnect Gateway's using MultiCom software but no network applications or resale of minutes:

         Per Customer Location:
           (Pricing not available at this time.)

Should market conditions change IPVC reserves the right to modify the pricing structure.

"Net Revenues" shall mean gross revenues actually received by IPVC or TPMD for sales of the services defined in this Agreement, less IPVC's cost of, including but not limited to, taxes, duties, discounts, license fees, equipment, network, labor, refunds and administrative costs. Both IPVC and TPMD shall determine rates and commissions for any IPVC network used by TPMD customer switching in TPMD's Territory.

In order to stay competitive and in order to maximize return, IPVC shall require that in the event of an 800-toll free access number being used, that the number and pricing may change. When possible IPVC will give the TPMD the option to keep the number at a higher or lower rate. If fraud exists but the TPMD chooses to keep the number the TPMD understands that it is


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                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement



repressible for all usage. TPMD specifically agrees to contact customers to make the required number changes within receipt of two weeks notice by IPVC.

                             Appendix B (Continued)



IPVC will give a minimum of two weeks notice after which toll free number change might be required or recommended. IPVC may invalidate this Agreement if TPMD fails to make the required changes without agreed written notice from IPVC for delays.



  IPVoice Communications, Inc.
                                 By:  /s/ Barbara S. Will
                                   -------------------------
                                 Barbara S. Will, President and C.O.O.



  Firstnet Telephony Ltd.
                                 By:  /s/Robert Osborn
                                   ---------------------------
                                  Name:  Robert Osborn
                                  Title:  Managing Director

                          IPVoice Communications, Inc.
                      TruePartner Joint Venture Agreement

                                   Appendix C

                                  Contact Form

This contact form must be filled out, dated and submitted to IPVoice by mail, fax or e-mail for every potential customer, distributor, sub-agent or client that the TPJV proposes to list in its base of working accounts. TPJV understands and agrees that should submitted contact not sign an agreement after one-year from the time it was submitted to IPVoice, IPVoice shall have the right to contact and sell directly. (Unless otherwise agreed to in writing)


DATE SUBMITTED_______________________________________

SUBMITTED BY: ______________________ RECEIVED BY: _______________________

CUSTOMER'S NAME: ________________________________________________________
CONTACTS NAME: __________________________________________________________

DAYTIME OR OFFICE PHONE NUMBER: _____________________________________

AFTER HOURS NUMBER: ____________________________________________________

FAX NUMBER: _________________________E-MAIL ADDRESS: ___________________

ADDRESS: ______________________________________________________________

CITY/STATE/COUNTRY: _________________________________________________
ZIP___________________

COMMENTS: ____________________________________________________________________

PROGRAMS/SERVICES OR PRODCTS ARE UNDER NEGOTIATIONS:

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


                                   Appendix D

                               TrueConnect Gateway
                      T-1 Applications Sale and Price Sheet

Description

     USA Domestic and some International Locations. Each TrueConnect Gateway is set up with (2) T-1 Cards and has the capacity to hold (4) T-1 Cards. Each card should be able to handle 250,000 minutes per month. To insure optimum performance, IPVoice recommends that you DO NOT operate your Gateways with
     (4) Cards. As minutes grow, Gateway can be added to support growth.

Sales Price:

     First TrueConnect Gateway                            $59,894.00 USA dollars
     TrueConnect Gateway Adds                             $44,895.00 USA dollars
     T-1 Cards                                            $ 6,200.00 USA dollars

Licensing Fees for MultiCom

     Set up Fee of   $5000.00
     Monthly Fee of  $5000.00 or $0.0025 per call record (which is ever greater)

Equipment

     (1)     One each of the following:
             Computer with Keyboard, Sound Card, Monitor, Network Card, Windows, NT Server, Network Hub, Surge Protection, Cable, Modem, Manual

Hardware

       One each of the following:
             AGRT2S, TX3000, Fusion 2.0 for NT, G.723.1, H.323 Stack

Other Hardware and Qty

         2        AG-T1+RT2 Cards
         48       G.723.1 runtime
         48       H.323 runtime

Software

         MultiCom Software
         TrueConnect Switch Software
         PCAnywhere Software

Shipping and handling
          Cost will vary.

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement



                                   Appendix E

                               TrueConnect Gateway
                      E-1 Applications Sale and Price Sheet

 Description
     For use in most International Locations.
     Each TrueConnect Gateway is set up with (2) E-1 Cards and has capacity to hold (4) E-1 Cards. Each card should be able to handle 250,000 minutes per month. To insure optimum performance, IPVoice recommends that you DO NOT operate your Gateways with (4) Cards. As minutes grow Gateway, can be added to support growth.

 Sales Price:
     First TrueConnect Gateway                    $63,720.00 USA dollars
     TrueConnect Gateway Adds                     $48,720.00 USA dollars
     E-1 Cards                                    $ 6,400.00 USA dollars

 Licensing Fees for MultiCom
     Set up Fee of   $5000.00
     Monthly Fee of  $5000.00 or $0.0025 per call record (which is ever greater)

 Equipment
     One each of the following:
          Computer with Keyboard, Sound Card, Monitor, Network Card, Windows, NT Server, Network Hub, Surge Protection, Cable, Modem, Manual

 Hardware
     One each of the following:
          AGRT2S, TX3000, Fusion 2.0 for NT, G.723.1, H.323 Stack

 Other Hardware and Qty
     2        AG-E1+RT2 Cards
     60       G.723.1 runtime
     60       H.323 runtime

 Software
     MultiCom Software

Shipping and handling
     Cost will vary.

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


                                   Appendix F

                      TrueConnect System/Site Requirements
                             Last Revised: 10/23/98


This document outlines the system and site requirements needed to install and operate a TrueConnect Internet Telephony Gateway.

Primary Gateway Hardware (Provided by IPVoice):

Chassis:  19" Rack  Mountable
CPU:  Intel  266Mhz CPU with 64 MB Ram
Disks: 3-5GB  Hard Disk  with  CD-ROM
PSTN:  IPVoice  T1/E1/  Analog Interface  Card
VoIP:   IPVoice  PSTN/VoIP   Translator  Card

Software Configuration  (Provided by IPVoice):

Windows NT 4.0 Server
TrueConnect  Call Control v1.0
MultiCom  Billing v3.3 Access  Included

Optional   Components:

Additional  IPVoice T1/E1/PSTN  Interface  cards
Site  Requirements  (Provided  by TruePartner):
T1/E1 to the local PSTN for local termination/origination (bi-directional)
Dedicated connection to  the  Internet   Backbone  (High  Bandwidth)
10/100Base-T Ethernet connection Cable
Dedicated  IP  Address  for  the TrueConnect  Gateway
Dedicated Phone Line at Install Site (for emergency access to gateway) 8-Port 10-Base-T Hub (If required by ISP)
Uninterruptable Power Supply (UPS)

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


                                   Appendix G

                       Pre Installation Testing Procedures


 o1. Customer must aquire a facility providing both Internet connectivity and PSTN connectivity

 o2.  Customer must obtain a unique IP Address for the TrueConnect Gateway

 o3.  Customer must provide the IP Address of the Gateway to IPVoice

 o4. Customer must provide the IP Address of the router that will be used for the gateway

 o5.  Customer must conduct latency testing and transmit this data to IPVoice

 o6.  Customer must obtain Internet access from their office. (Dial-Up or LAN)


                                 Latency Testing

 o1. Customer must set up a computer at the facility using the IP address for the Gateway

o2. Run the "ping" utility continuously for a period no less than 72 hours. (Target IP Address for the ping is: 204.181.36.24)

o3.  Send the output to IPVoice

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement

                                   Appendix H

                       Beta Testing Fuctionality Checklist

 MULTICOM
1.  Remote Access via Procomm 3.+
     (Requires  Internet   Connection  from  Office  Site)
2.Customer  Management
3.Customer Invoicing
4.Agent Management
5.Account  Management
6.System Reports (printing requires HP III compatible Laser Printer) 7.Real-Time Traffic Information
8.Debit Card Creation and Management
9.Rate Table Management

 TRUECONNECT GATEWAY
1.Receive and Authorize Inbound Customer Calls
2.Terminate Customer Calls
3.Rate Calls and Debit Customer Accounts
4.Basic Voice Prompts (English)

                          IPVoice Communications, Inc.

                    TruePartner Master Distributor Agreement




                                   Appendix I





                              Prepaid Calling Cards